$1 $1 $1 $1 Total Return $1 $1 Total Return $1 $1 $1 Total $1 Return LTV $1 $0 LTV $1 $0 LTV CAC CAC $0 CAC $0 $0 $0 $0 $0 $0

Retail Trade Construction Accommodation & Food Services Wholesale Trade Manufacturing Health Care & Social Assistance Professional, Scientific, Technical Services Other Services Transportation & Warehousing Other < 650 >= 650

9.0% 8.0% 6.9% 7.0% 7.0% 6.8% 6.7% 6.4% 6.2% 5.8% 5.5% 5.5% 5.6% 4.4% 3.7% 1.2% 0.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 1Q19 2Q19 3Q19 4Q19 1Q20 9.6 11.1 8.8 7.5 8.7 9.2 10.0 11.2 12.4 13.2 12.1 11.8 11.7 12.2 13.5 13.2 13.3 0.6% 3.3% 12.9% 34.7% 62.3% 88.1%

$1, 200 $1, 000 $800 $600 $1,169 $1,265 $1,001 $953 $400 $553 $200 $504 $223 $- $44 $91 2011 2012 2013 2014 2015 2016 2017 2018 2019 $450 $400 $350 $300 $250 $200 $444 $398 $350 $150 $255 $291 $100 $158 $50 $65 $- $11 $26 2011 2012 2013 2014 2015 2016 2017 2018 2019 $28 $18 $27 $28 $8 $(2) ($1) ($11) ($17) ($12) $(12) ($24) ($19) $(22) $(32) $(42) ($83) $(52) 2011 2012 2013 2014 2015 2016 2017 2018 2019

• • • • • • • • •

• • • • • • •

$121 Equity 30% 27% $500 25% 26% Equity/Assets 24% 25% $400 $333 $333 20% $312 $311 17% $60 $300 $59 $59 $56 15% $227 $200 10% $100 5% $0 0% 1Q '19 2Q '19 3Q '19 4Q '19 1Q '20 1Q '19 2Q '19 3Q '19 4Q '19 1Q '20 • • • • • • • •

• • • •

• • • • • •

• 1 • • • • • 2 • • 3 •

• • •

• • • • • • • • • • • •

Quarter Ended Year Ended

Quarter Ended Year Ended

Quarter Ended Year Ended



Investor Presentation

May 2020

ondeck

Notices

Non-Solicitation and Information

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. It is provided by On Deck Capital, Inc. ("OnDeck") for informational purposes only. No representations express or implied are being made by OnDeck or any other person as to the accuracy or completeness of the information contained herein.

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other legal authority. Forward-looking statements can be identified by words such as "will," "enables," "targets," "expects," "intends," "may," "allows," "plans," "continues," "believes," "anticipates," "estimates", "likely" or similar expressions. These include statements regarding the impact of global economic, political, market, health and social events or conditions, including the impact of the COVID-19 outbreak and our related shift in near-term focus; the ability of our business model to yield attractive returns, including model assumptions related to ODX profitability, global effective tax rate, economic and regulatory stability and operating as a non-bank; payment and portfolio trends, expected cost savings resulting from actions to reduce operating expense; our ability to proactively amend our credit facilities, meet the conditions of, and remain in compliance with, the terms of our debt facility amendments; our ability to cure deficiencies under our debt facilities or obtain additional waivers or amendments to avoid the risk of default; our ability to benefit from economic recovery and market dislocation; and other external factors. They are based only on our current beliefs, expectations and assumptions regarding the future of our business, anticipated events and trends, the economy and other future conditions. As such, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and in many cases outside our control. In particular, the consequences of the COVID-19 outbreak to economic conditions and our industry in general are changing rapidly and present material uncertainty with respect to our financial position and operating results. Therefore, you should not rely on any of these forward-looking statements. Our expected results may not be achieved, and actual results may differ materially from our expectations or past results.

Important factors that could cause actual results to differ from our forward-looking statements can be found in Part II – Item 1A. Risk Factors in our Form 10-Q for the quarter ended March 31, 2020, Part I – Item IA. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2019, and in other documents that we file with the Securities and Exchange Commission from time to time which are or will be available on the Commission's website at www.sec.gov. Except as required by law, we undertake no duty to publicly update any forward-looking statements for any reason after the date of this presentation.

About Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures. We believe that non-GAAP measures can provide useful supplemental information for period-to-period comparisons of our business and are useful to investors and others in understanding and evaluating our operating results. These non-GAAP measures have not been calculated in accordance with U.S. GAAP. You should not consider them in isolation or as a substitute for an analysis of our results under U.S. GAAP. There are a number of limitations related to the use of these non-GAAP measures compared to their most directly comparable U.S. GAAP equivalents. In addition, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. The non-GAAP measures contained in this presentation include Adjusted Efficiency Ratio, Adjusted Return on Assets and Adjusted Return on Equity Attributable to OnDeck. These measures exclude items required to be included in the most directly comparable measure calculated and presented in accordance with GAAP. Refer to pages 25 through 27 in the Appendix of this presentation for a description of these non-GAAP measures, their respective limitations and reconciliations to U.S. GAAP and/or incorporation of non-GAAP elements.

General

Unless otherwise indicated, the financial data in this presentation is as of, or for the three-months ended March 31, 2020. The prior period data presented herein has been conformed to the current period presentation and thus may not tie to the historic financial statements or performance metrics reported in our prior SEC filings. Certain amounts in this presentation may not sum due to rounding.

OnDeck is the Leading Online Small Business Lender

2006 founded to help underserved small businesses

$13 Billion+ in total originations to date

117,000+ unique small business clients to date

International operations in U.S., Canada & Australia

OnDeck *Score*® our proprietary credit model

SaaS Solution allows growth beyond our balance sheet

Strong Partnerships: PNC, Lending Tree, Intuit

SBA PPP approved non-bank conduit



Operating in a Large Market of Underserved Customers

US Businesses that are Small and Medium-Sized Businesses ("SMBs")


+30MM
99.9% of Businesses in the US are SMBs(1)
+117k

OnDeck Unique US Small Businesses Served

US Commercial & Industrial Loan Portfolio

(at FDIC-insured institutions only)


$233 Billion(1)
$1.3 Billion(2)
ondeck
$1,677 Billion(1)

- Business Loans under $250K
- Business Loans over $250K

(1) According to US SBA 2019 Report
(2) According to the FDIC, as of December 31, 2019
(3) OnDeck Loan and Finance Receivable Portfolio as of March 31, 2020

The OnDeck Difference

Faster Than Banks

Applying for a business loan from a bank takes 26 hours[1] on avg, but our process takes less than 10 minutes[2]

Tailored Loans

We have the right, flexible financing options for each small business owner

A Human Experience

SMB owners get a dedicated advisor to help them navigate the application process

Hassle-Free Repayment

Daily or weekly repayments, automatically withdrawn from the customer's bank account

No Specific Collateral Required

OnDeck term loans or lines of credit don't require any personal or specific business collateral

Builds Business Credit

We report to bureaus so that on-time payments help build our customer's business credit

A+ Rating
with the Better Business Bureau

78
Net Promoter Score[3]

4.9/5
Customer Rating on Trustpilot

(1) Source: Small business survey conducted by the Federal Reserve Bank of New York, Spring 2017
(2) Application time depends on customer having the required documentation available
(3) Based on all OnDeck's distribution channels for the quarter ended March 31, 2020

Enabled by our Proprietary Technology & Analytics

Customize OnDeck Score
next generation credit model

Large Database
of small business information

11 Million+
applications*

23 Million+
customer payments

1,000+ data points
creating unique credit profile



Transactional
Data
Public
Records
Credit
Data
Proprietary
Data
Social
Data
Accounting
Data
Proprietary
Data
Analysis
Platform
ondeck
Score

* Includes complete and incomplete applications. Approximately over 2.0 million complete applications through March 31, 2020

Financing Options Tailored for Small Businesses

	TERM LOAN ~75% of Total Loans Launched in 2007	LINE OF CREDIT ~24% of Total Loans Launched in 2013	EQUIPMENT FINANCE <1% of Total Loans Launched in 2018
Use Case	Buying Inventory; Hiring New Staff	Managing Cash Flow	Equipment Purchases
Size	\$5,000 – \$500,000	\$6,000 – \$100,000	\$5,000 – \$150,000(1)
Term	3 – 36 months (weighted average ~13 months)(2)	6 – 12 months(3) (weighted average ~12 months)(2)	24 – 60 months(1) (weighted average ~52 months)(2)
Pricing (4) (5)	Weighted Average APR 47.3%(2)	Weighted Average APR 35.6%(2)	Weighted Average APR 17.9%(2)
Payment	Automated daily or weekly payments	Automated weekly payments	Automated monthly payments
Availability	Renewal opportunity at ~50% paid down	Draw on-demand	Option for prepayment

(1) Equipment Finance size and term based on initial target market demographics and may change based on demand and risk appetite. Equipment Finance originations suspended April 2020.
(2) Based on 1Q20 originations. Equipment Finance weighted averages based on limited loan population.
(3) Amortization period resets upon each draw
(4) Pricing available through certain OnDeck strategic partners or channels may vary.
(5) The blended weighted average APR for Term Loans and Lines of Credit was 44.5% for 1Q20 originations

Multiple Distribution Channels Provide Flexibility

DIRECT

38% of Originations Volume[1]



TR = ~1.4x CAC
LTV
Total Return
CAC

Direct Mail
Online Marketing
Radio/TV



STRATEGIC PARTNER

34% of Originations Volume[1]



TR = ~1.6x CAC
LTV
Total Return
CAC

lendio
intuit
lendingtree
best egg
Angie's list
PROSPER

FUNDING ADVISOR

28% of Originations Volume[1]



TR = ~1.6x CAC
LTV
Total Return
CAC

Loan Brokers
Independent Sales Organizations

(1) Represents 1Q 2020 originations
Note: LTV, CAC and Total Return expressed in dollars and based on 2017 cohort performance through March 31, 2020. "LTV" or Lifetime Value equals interest income & fees collected over customer lifetime less acquisition costs for repeat loans, less estimated third party processing & servicing expenses, estimated funding costs (excluding cost of equity capital) and net charge-offs. "CAC" or Customer Acquisition Cost includes upfront internal and external commissions as well as direct marketing expense. "Total Return" equals LTV minus CAC. All estimates may be adjusted in subsequent periods to reflect updated information

Diverse Portfolio of Established Small Businesses

PORTFOLIO BALANCE BY INDUSTRY(1)


14%
13%
5%
15%
11%
9%
9%
9%
9%
6%
9%
Retail Trade
Construction
Accommodation & Food Services
Wholesale Trade
Manufacturing
Health Care & Social Assistance
Professional, Scientific, Technical Services
Other Services
Transportation & Warehousing
Other

BUSINESS OWNER'S FICO®(1)(2)


13%
87%
< 650
>= 650

117,000+
unique small business clients

Diversified
across 700+ industries

Broad
geographic spread

711
weighted average FICO® Score

$705k
median annual revenue

9.7 years
average time in business

(1) As of March 31, 2020, all Term Loans and Lines of Credit Under Management, excluding international
(2) FICO® is a registered trademark of Fair Isaac Corporation

Consistent Portfolio Performance Over Time



NET CHARGE-OFFS BY PERIOD OF ORIGINATION(1)
Vintages with Zero Outstanding Principal Balances
Vintages with Principal Outstanding
5.5%
9.0%
6.4%
4.4%
5.5%
6.8%
6.9%
7.0%
6.7%
8.0%
5.8%
7.0%
6.2%
5.6%
3.7%
1.2%
0.0%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
1Q19
2Q19
3Q19
4Q19
1Q20
Avg. Term of Originations (months) (2)
9.6
11.1
8.8
7.5
8.7
9.2
10.0
11.2
12.4
13.2
12.1
11.8
11.7
12.2
13.5
13.2
13.3
Remaining Principal Outstanding
0.6%
3.3%
12.9%
34.7%
62.3%
88.1%

(1) As of March 31, 2020. Represents the cohort's cumulative lifetime unpaid principal balances charged off less the cohort's recoveries of loans previously charged off as a percentage of the cohort's initial total origination amount. The chart includes term loan originations, regardless of funding source, including loans sold through our OnDeck Marketplace or held for sale on our balance sheet.
(2) Represents the initial contractual term at origination for designated period.

History of Growth and Improved Profitability

($ millions)

LOANS & FINANCE RECEIVABLES


$44
$91
$223
$504
$553
$1,001
$953
$1,169
$1,265
2011
2012
2013
2014
2015
2016
2017
2018
2019

GROSS REVENUE


$11
$26
$65
$158
$255
$291
$350
$398
$444
2011
2012
2013
2014
2015
2016
2017
2018
2019

NET INCOME (LOSS)[(1)]


($11)
($17)
($24)
($19)
($1)
($83)
($12)
$27
$28
2011
2012
2013
2014
2015
2016
2017
2018
2019

(1) Net income (loss) as used in this presentation is Net income (loss) attributable to On Deck Capital, Inc. common shareholders

Business Model Capable of Yielding Attractive Returns

% of AEA[1]	2019 Actual	LT Model
Net Interest Margin	29.2%	26%
Credit Costs	(13.2)%	(12)%
Risk-Adjusted Margin	16.0%	14%
Other Revenue	1.2%	3%
Operating Expenses	(15.7)%	(13)%
Pre-Tax Income	1.5%	4%
Taxes	0.3%	(1)%
Net Income to ONDK[2]	2.1%	3%
Avg. Debt/Avg. Equity	2.8:1	4:1
ROE	~9%	~15%
AEA	$1,314	$2,000

Target Model Assumptions:

- 3-5 year forward view
- Non-bank operating model
- Portfolio scales to ~$2 billion with greater product balance
- US business delivers positive operating leverage
- ODX scales to profitability
- International return metrics align with U.S. over time
- Global Effective Tax Rate of 20-25%
- Leverage of ~4 times
- Stable economic and regulatory environments

(1) P&L metrics expressed as a % of Average Earning Assets
(2) Does not sum for 2018 & 2019 due to impact from non-controlling interests and rounding

Priorities and Growth Initiatives Prior to COVID-19

Focus on the Core	Further increase revenue and profitability of U.S. lending franchise
Advance Adjacencies	Transition International to profitability; Scale equipment finance product and ODX
Increase Capital Efficiency	Buyback stock in order to enhance returns and achieve target capital ratios
Build Bank Capabilities	Bolster governance, compliance and risk management functions to demonstrate adequate controls, safety and soundness
Pursue Bank Charter	Submit an application in 2020

Response to COVID-19 & Business Update

ondeck

COVID-19 Driving Shift in Near-Term Focus

ENVIRONMENT

- Broad-based deterioration in economy
- Significant government stimulus
- Tighter capital markets

CUSTOMER IMPACT

- Increased customer demand for flexible repayment options and financing
- Reduced collections impacting portfolio yield and delinquency

EMPLOYEE IMPACT

- Activated Business Continuity Plan, with 100% of employees working remote
- Maintaining continuity of operations and ensuring the safety and well-being of staff

ONDECK'S RESPONSE

1. Serving our small business customers and taking actions to help them manage through this unprecedented environment
2. Protecting liquidity, including suspending substantially all new originations and proactively amending certain credit facilities
3. Taking actions to mitigate credit costs and reduce operating expenses
4. Supporting government stimulus programs, including the PPP
5. Being transparent and maintaining core capabilities to position OnDeck for growth when the economy recovers

Entered Pandemic with Strong Balance Sheet

($ millions)

CASH & CASH EQUIVALENTS[1]

$121 Million (+102% YoY; +115% QoQ)



$60
$59
$59
$56
$121
1Q '19
2Q '19
3Q '19
4Q '19
1Q '20

- Protecting and maintaining ample liquidity is our top near-term priority
- Bolstered our cash position by drawing down on debt facilities and corporate line
- Maintained a cash balance in excess of $100M in April
- Managing cash outflow by significantly decreasing 2Q origination volumes and operating expenses

EQUITY & EQUITY/ASSETS[1][2]

$227 Million (-27% YoY; -27 QoQ)



Equity
Equity/Assets
25%
27%
26%
24%
17%
$312
$333
$333
$311
$227
1Q '19
2Q '19
3Q '19
4Q '19
1Q '20

- Began the year well capitalized with over $300 million of equity and a debt-to-equity ratio of 2.9x
- Discontinued share repurchase in February; authorization to resume repurchases remains
- Proactively working with our diverse group of lenders to amend our debt facilities
- Reducing near-term portfolio and debt balances to increase liquidity

(1) At Period End.
(2) Based on Total Equity including Non-Controlling Interest and Mezzanine Equity

Increased Reserve Due to COVID-Related Delinquency

($ millions)

- COVID-19 impacting all industries
- 1+ Day Delinquencies increased from pre-pandemic levels of ~10-12% to ~28% at March 31st
- Actively managing collections. As of March 31st ~1/3 of our delinquent Unpaid Principal Balance made a payment in the last week
- Substantially all of first quarter increase in credit loss reserve was COVID-related

PORTFOLIO COMPOSITION – TOP INDUSTRY CATEGORIES (1) (2)

US Term & LOC Portfolio at 3/31/20	1+ DPD Rate	% of UPB*	% Paying
Accommodation and Food Services	45%	9%	74%
Arts, Entertainment, and Recreation	42%	1%	74%
Other Services (except Public Admin)	31%	10%	82%
Retail Trade	31%	13%	81%
Manufacturing	27%	8%	82%
Wholesale Trade	27%	6%	82%
Transportation and Warehousing	25%	6%	83%
Construction	24%	15%	83%
Health Care and Social Assistance	24%	9%	86%
Professional, Scientific, Technical Services	19%	10%	87%
All Other	23%	12%	85%
Total	28%	100%	82%

1Q ALLOWANCE FOR CREDIT LOSSES DETAIL

$206 Million (+40% YoY; +36% QoQ)



$151
($3)
$148
($50)
$53
$55
$206
12/31/19
CECL Adoption
01/01/20
Net Charge-offs
Normal
COVID-19
03/31/20

(1) Reflects US Term and LOC only
(2) Paying is defined as % that made a payment of at least 25% of the original contracted amount in the last seven days
* Unpaid Principal Balance represents the total amount of principal outstanding on Loans held for investment, plus outstanding advances relating to other finance receivables and the amortized cost of loans purchased from other than our issuing bank partner at the end of the period. It excludes net deferred origination costs, allowance for credit losses and any loans sold or held for sale at the end of the period.

Recent Payment Trends Showing Improvement



% TOTAL NUMBER OF CUSTOMERS PAYING(1)(2)
100%
90%
80%
70%
60%
50%
~82%
3/6/2020
3/13/2020
3/20/2020
3/27/2020
4/3/2020
4/10/2020
4/17/2020
4/24/2020
5/1/2020
5/8/2020
5/15/2020
5/22/2020



% 1+ DAY DELINQUENT UPB* PAYING(1)(2)
80%
70%
60%
50%
40%
30%
20%
10%
0%
~55%
3/6/2020
3/13/2020
3/20/2020
3/27/2020
4/3/2020
4/10/2020
4/17/2020
4/24/2020
5/1/2020
5/8/2020
5/15/2020
5/22/2020

- Portfolio trends driven by quick and decisive management actions to address the pandemic
- Inbound call & email volume peaked at ~6x normal levels the second week of April as stay-at-home and business closure orders spread
- Shifted FTEs to payment support & collections functions to address increased demand
- Proactively offered customers temporary payment reductions, payment deferrals or term extensions
- Focused on maximizing collectability from existing accounts and near-term cash retention to drive returns on the existing portfolio
- Recent trends showing improvements in the percentage of customers paying

(1) Reflects US Term and LOC only
(2) Paying is defined as % that made a payment of at least 25% of the original contracted amount in the last seven days
* Unpaid Principal Balance represents the total amount of principal outstanding on Loans held for investment, plus outstanding advances relating to other finance receivables and the amortized cost of loans purchased from other than our issuing bank partner at the end of the period. It excludes net deferred origination costs, allowance for credit losses and any loans sold or held for sale at the end of the period.

Took Immediate Action to Reduce 2Q Expenses

$10M U.S.

~50% of savings

~50% of savings

Non-Team

- Reduced / paused vendor and contractor spend
- Significantly reduced marketing expenses
- Reduced discretionary spend (T&E, culture and other expenses)
- Rolled back partner incentives and other programs
- Paused employee stock purchase plan

$3M International

Vast majority of savings from employee costs

Team

Three workforce groups for next 90 days:

1. *Full Time*
   - Regular work hours, 15% pay reduction, with management participating
   - Noah Breslow, Chairman & CEO, took a 30% pay reduction
2. *Part-Time*
   - 60% of pay for 60% of hours, max 24hrs per week
3. *Furlough*
   - No salary but benefits paid by OnDeck

The OnDeck Board took a 30% pay reduction

U.S. Warehouse Facility Amendments Complete

($ millions)

- Amendments focus on enabling us to remain in compliance with performance and other lending facility criteria in light of increased delinquency and other portfolio dynamics resulting from the COVID-19 pandemic
- Amendments mitigate the effect of COVID-19 impacted loans on borrowing base requirements and portfolio performance tests for various periods, ending July 16, 2020 to August 31, 2020 depending on the facility, and reduce facility advance rates[1]
- We expect the SunTrust, LMI/Ares and Pioneers Gate warehouse facilities to become available for new financings within the next two months and will remain available subject to the maintenance of adequate borrowing bases

FACILITY DETAIL *(as of May 22, 2020)*	LENDER	DEBT LIMIT	DEBT O/S	STATUS
Corporate Debt				
On Deck Capital, Inc.	Syndicate of 5 Banks[2]	$ 105	$ 105	Lender discussions in process
US Securitization				
OnDeck Asset Securitization Trust II LLC 18-1[3]	ABS Investors	n/a	192	In accelerated amortization
OnDeck Asset Securitization Trust II LLC 19-1[3]	ABS Investors	n/a	120	In accelerated amortization
US Warehouses				
Receivable Assets of OnDeck, LLC	SunTrust	100	80	Amended May 2020
OnDeck Account Receivables Trust 2013-1 LLC	Deutsche Bank	125	112	Amended May 2020; Facility available
Prime OnDeck Receivable Trust II, LLC	Credit Suisse	75	--	Facility unused and available
OnDeck Asset Funding II LLC	LMI/Ares	175	130	Amended May 2020
Loan Assets of OnDeck, LLC	Pioneers Gate	150	94	Amended April 2020
International Facilities				
OnDeck Funding Trust No. 2[4]	Credit Suisse Australia	98	31	Amendment discussions in process
Canada On Deck Asset Funding, LP[3][4]	Credit Agricole	n/a	2	In accelerated amortization
Evolocity Financial Group, Inc. - Senior[4]	BMO	29	20	Amendment discussions in process

(1) Refer to SEC filings for additional information
(2) SunTrust, Silicon Valley Bank, Fifth Third, Congressional Bancshares and Regions Bank
(3) Facilities in amortization and are no longer available for additional draws or asset purchases
(4) Debt limit and debt balance in this chart are converted to $USD

Near-Term Plan to Recommence Originations

Adapting our term loan and line of credit decisioning models and pricing strategies to reflect expected changes in borrower behavior and the macro environment

NAICS	ORIGINATIONS: New	ORIGINATIONS: Renewal
POSITIVE	All States	All States
REENTRY	Open States	Open States
NEUTRAL	None	Open States
MODERATE NEGATIVE	None	Open States
SEVERELY NEGATIVE	None	Open States

Industries placed into five groupings based on impact from shutdowns and anticipated recovery:

Positive Impact
- *Increased demand due to shift in consumer behavior*
- *Low increase in delinquency rates in portfolio*

Reentry
- *Anticipated surge in demand upon opening*
- *Non-luxury goods and services*

Neutral
- *Industries with low sensitivity to social distancing*
- *Industries with static demand*

Moderate Negative
- *Negative impacts from social distancing*
- *Discretionary spending*

Severely Negative
- *Industries with government ordered restrictions*
- *Require large gatherings*

Open states defined as:
- *Stay at home order lifted*
- *Elective medical, retail & dine in restaurant service open*

* Note: Credit decisioning model and associated industry classifications are subject to change at the discretion of the company

Returning to Scaled Operations

We believe we are well-positioned to benefit from economic recovery & market dislocation

1. Small business lending is a **large market** and will be **critical in leading the economic recovery**

2. OnDeck has **deep experience** from a 14-year operating history to increase originations with a targeted approach and reshape the portfolio

3. OnDeck is a scaled platform with **demonstrated historical profitability and an established brand**, unlike many competitors

4. Consistent with the last crisis, **banks are likely to retrench further** and only selectively serve SMBs

5. **Expected consolidation of SMB lending industry** will ultimately lead to improved unit economics and growth opportunities

Appendix

ondeck

Key Performance Indicators

	($ millions)	Quarter Ended					Change		Year Ended		Change
		1Q '19	2Q '19	3Q '19	4Q '19	1Q '20	Q/Q	Y/Y	2018	2019	Y/Y
Growth	Originations	$ 636	$ 592	$ 629	$ 618	$ 592	(4%)	(7%)	$ 2,484	$ 2,474	(0%)
	Loans and Finance Receivables	1,203	1,208	1,228	1,265	1,292	2%	7%	1,169	1,265	8%
Credit	Net Charge-Off Rate	12.2%	15.1%	13.7%	13.5%	15.8%	~230bps	~360bps	11.3%	13.6%	~230bps
	15+ Day Delinquency Ratio (1)	8.7%	8.5%	8.5%	9.0%	10.3%	~130bps	~160bps	7.5%	9.0%	~150bps
	Reserve Ratio (1)	12.5%	12.3%	12.3%	12.2%	16.3%	~410bps	~380bps	12.2%	12.2%	~0bps
	Provision Rate	6.8%	7.3%	6.8%	7.1%	18.2%	~1110bps	~1140bps	6.0%	7.0%	~100bps
Profitability	Gross Revenue	$ 110	$ 110	$ 113	$ 112	$ 111	(1%)	1%	$ 398	$ 444	12%
	Portfolio Yield	35.6%	35.0%	35.1%	34.8%	33.3%	~(150)bps	~(230)bps	36.2%	35.1%	~(110)bps
	Cost Of Funds Rate	5.4%	5.5%	5.3%	4.8%	4.8%	~0bps	~(60)bps	6.3%	5.2%	~(110)bps
	Net Interest Margin (NIM)	29.5%	29.0%	29.2%	29.1%	27.6%	~(150)bps	~(190)bps	28.9%	29.2%	~30bps
	Efficiency Ratio	43.9%	47.1%	45.9%	48.7%	46.2%	~(250)bps	~230bps	44.6%	46.4%	~180bps
	Adjusted Efficiency Ratio*	41.1%	44.2%	43.8%	46.7%	45.0%	~(170)bps	~390bps	40.2%	44.0%	~380bps
	Return on Assets (ROA)	1.9%	1.4%	2.8%	2.9%	-17.9%	~(2080)bps	~(1980)bps	2.5%	2.3%	~(20)bps
	Adjusted Return on Assets (ROA)*	2.7%	2.2%	2.5%	1.0%	-17.5%	~(1850)bps	~(2020)bps	4.2%	2.1%	~(210)bps
	Return on Equity (ROE)	7.5%	5.5%	11.0%	12.3%	-88.1%	~(10040)bps	~(9560)bps	9.9%	9.1%	~(80)bps
	Adjusted Return on Equity (ROE)*	10.8%	8.8%	9.9%	4.3%	-86.0%	~(9030)bps	~(9680)bps	16.3%	8.5%	~(780)bps

(1) At Period End
(2) Non-GAAP measure. See pages 25 through 27 for definitions of non-GAAP measures, their limitations and reconciliations to GAAP

Adjusted Efficiency Ratio
(Non-GAAP Reconciliation)

($ thousands)	Quarter Ended					Year Ended	
	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	March 31, 2020	Dec 31, 2018	Dec 31, 2019
Total Operating Expense	**$48,284**	**$51,950**	**$51,680**	**$54,411**	**$51,117**	**$177,490**	**$206,325**
Gross Revenue	**109,975**	**110,246**	**112,550**	**111,715**	**110,555**	**397,741**	**444,486**
Efficiency Ratio	**43.9%**	**47.1%**	**45.9%**	**48.7%**	**46.2%**	**44.6%**	**46.4%**
Adjustments (pre-tax)							
Stock-based compensation expense	3,083	3,249	2,361	2,273	1,416	11,819	10,966
Real estate disposition charges	-	-	-	-	-	4,187	-
Severance and executive transition expenses	-	-	-	-	-	911	-
Debt Extinguishment Costs	-	-	-	-	-	1,934	-
Sales Tax Refund	-	-	-	-	-	(1,097)	-
Operating Expense Less Noteworthy Items (pre-tax)	**$45,201**	**$48,701**	**$49,319**	**$52,138**	**$49,701**	**$159,736**	**$195,359**
Gross Revenue	**109,975**	**110,246**	**112,550**	**111,715**	**110,555**	**397,741**	**444,486**
Adjusted Efficiency Ratio [(1)]	**41.1%**	**44.2%**	**43.8%**	**46.7%**	**45.0%**	**40.2%**	**44.0%**

(1) Adjusted Efficiency Ratio is non-GAAP measure calculated as total operating expense divided by gross revenue for the period, adjusted to exclude (a) stock-based compensation expense and (b) items management deems to be non-representative of operating results or trends, all as shown in the non-GAAP reconciliation presentation of this metric. We believe Adjusted Efficiency Ratio is useful because it provides investors and others with a supplemental operating efficiency metric to present our operating efficiency across multiple periods without the effects of stock-based compensation, which is a non-cash expense based on equity grants made to participants in our equity plans at specified prices and times but which does not necessarily reflect how our business is performing, and items which may only affect our operating results periodically. Our use of Adjusted Efficiency Ratio has limitations as an analytical tool and you should not consider it in isolation, as a substitute for or superior to our Efficiency Ratio, which is the most comparable GAAP metric.

Adjusted Return on Assets
(Non-GAAP Reconciliation)

($ thousands)	Quarter Ended					Year Ended	
	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	March 31, 2020	Dec 31, 2018	Dec 31, 2019
Net income (loss)	$5,666	$4,295	$8,684	$9,310	($58,975)	$27,046	$27,955
Average Total Assets	1,209,270	1,232,533	1,253,845	1,278,755	1,317,434	1,069,151	1,242,220
Return on Assets	1.9%	1.4%	2.8%	2.9%	(17.9%)	2.5%	2.3%
Adjustments (after-tax)							
Stock-based compensation expense	2,436	2,581	1,923	1,449	1,416	11,819	8,389
Real estate disposition charges	-	-	-	-	-	4,187	-
Severance and executive transition expenses	-	-	-	-	-	911	-
Debt extinguishment costs	-	-	-	-	-	1,934	-
Sales tax refund	-	-	-	-	-	(1,097)	-
Discrete Tax Benefit	-	-	(2,800)	(7,500)	-	-	(10,300)
Adjusted Net income (loss) (1) (2)	$8,102	$6,876	$7,807	$3,259	($57,559)	$44,800	$26,044
Average Total Assets	1,209,270	1,232,533	1,253,845	1,278,755	1,317,434	1,069,151	1,242,220
Adjusted Return on Assets (3)	2.7%	2.2%	2.5%	1.0%	(17.5%)	4.2%	2.1%

(1) Adjusted Net income (loss) is a non-GAAP measure calculated as Net income (loss) attributable to On Deck Capital, Inc. common stockholders adjusted to exclude from Net income (loss) attributable to On Deck Capital, Inc. common stockholders (a) stock-based compensation expense and (b) items management deems to be non-representative of operating results or trends, all as shown in the non-GAAP reconciliation presentation of this metric. We believe Adjusted Net income (loss) is useful because it provides investors and others with a supplemental profitability metric to present our performance across multiple periods without the effects of stock-based compensation, which is a non-cash expense based on equity grants made to participants in our equity plans at specified prices and times but which does not necessarily reflect how our business is performing, and items which may only affect our operating results periodically. Our use of Adjusted Net income (loss) has limitations as an analytical tool and you should not consider it in isolation, as a substitute for or superior to Net income (loss) attributable to On Deck Capital, Inc. common stockholders, which is the most comparable GAAP metric.

(2) Adjusted Net income (loss) is used in the calculation of Adjusted Return on Assets and Adjusted Return on Equity, all of which are Non-GAAP measures. Additionally, the same adjustments contained in the above reconciliation of Net income (loss) to Adjusted Net income (loss) are used to adjust Operating expense in the calculation of the Adjusted Efficiency Ratio, a Non-GAAP measure.

(3) Adjusted Return on Assets is a non-GAAP measure calculated as Adjusted Net income (loss) for the period divided by average total assets for the period. For periods of less than one year, the metric is annualized based on four quarters per year and is not business day or calendar day-adjusted. We believe Adjusted Return on Assets is useful because it provides investors and others with a supplemental metric to assess our performance across multiple periods without the effects of stock-based compensation, which is a non-cash expense based on equity grants made to participants in our equity plans at specified prices and times but which does not necessarily reflect how our business is performing, and items which may only affect our operating results periodically, all as shown in the non-GAAP reconciliation presentation of this metric. Our use of Adjusted Return on Assets has limitations as an analytical tool and you should not consider it in isolation, as a substitute for or superior to Return on Assets, which is the most comparable GAAP metric.

Adjusted Return on Equity Attributable to OnDeck
(Non-GAAP Reconciliation)

($ thousands)	Quarter Ended					Year Ended	
	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	March 31, 2020	Dec 31, 2018	Dec 31, 2019
Net income (loss)	$5,666	$4,295	$8,684	$9,310	($58,975)	$27,046	$27,955
Average OnDeck Stockholders' Equity	301,469	310,858	314,749	303,126	267,800	274,099	306,437
Return on Equity	7.5%	5.5%	11.0%	12.3%	(88.1%)	9.9%	9.1%
Adjustments (after-tax)							
Stock-based compensation expense	2,436	2,581	1,923	1,449	1,416	11,819	8,389
Real estate disposition charges	-	-	-	-	-	4,187	-
Severance and executive transition expenses	-	-	-	-	-	911	-
Debt extinguishment costs	-	-	-	-	-	1,934	-
Sales tax refund	-	-	-	-	-	(1,097)	-
Discrete Tax Benefit	-	-	(2,800)	(7,500)	-	-	(10,300)
Adjusted Net income (loss) (1) (2)	$8,102	$6,876	$7,807	$3,259	($57,559)	$44,800	$26,044
Average OnDeck Stockholders' Equity	301,469	310,858	314,749	303,126	267,800	274,099	306,437
Adjusted Return on Equity (3)	10.8%	8.8%	9.9%	4.3%	86.0%	16.3%	8.5%

(1) Adjusted Net income (loss) is a non-GAAP measure calculated as Net income (loss) attributable to On Deck Capital, Inc. common stockholders adjusted to exclude from Net income (loss) attributable to On Deck Capital, Inc. common stockholders (a) stock-based compensation expense and (b) items management deems to be non-representative of operating results or trends, all as shown in the non-GAAP reconciliation presentation of this metric. We believe Adjusted Net income (loss) is useful because it provides investors and others with a supplemental profitability metric to present our performance across multiple periods without the effects of stock-based compensation, which is a non-cash expense based on equity grants made to participants in our equity plans at specified prices and times but which does not necessarily reflect how our business is performing, and items which may only affect our operating results periodically. Our use of Adjusted Net income (loss) has limitations as an analytical tool and you should not consider it in isolation, as a substitute for or superior to Net income (loss) attributable to On Deck Capital, Inc. common stockholders, which is the most comparable GAAP metric.

(2) Adjusted Net income (loss) is used in the calculation of Adjusted Return on Assets and Adjusted Return on Equity, all of which are Non-GAAP measures. Additionally, the same adjustments contained in the above reconciliation of Net income (loss) to Adjusted Net income (loss) are used to adjust Operating expense in the calculation of the Adjusted Efficiency Ratio, a Non-GAAP measure.

(3) Adjusted Return on Equity is a non-GAAP measure calculated as Adjusted Net income (loss) attributable to On Deck Capital, Inc. common stockholders for the period divided by average total On Deck Capital, Inc. stockholders' equity for the period. For periods of less than one year, the metric is annualized based on four quarters per year and is not business day or calendar day-adjusted. We believe Adjusted Return on Equity is useful because it provides investors with a supplemental metric to assess our performance across multiple periods without the effects of stock-based compensation, which is a non-cash expense based on equity grants made to participants in our equity plans at specified prices and times but which does not necessarily reflect how our business is performing, and items which may only affect our operating results periodically, all as shown in the non-GAAP reconciliation presentation of this metric. Our use of Adjusted Return on Equity has limitations as an analytical tool and you should not consider it in isolation, as a substitute or superior to Return on Equity, which is the most comparable GAAP metric.


Thank You
ondeck